EXHIBIT 10.2

                                 BUSINESS LEASE

                            STANDARD LEASE AGREEMENT

  THIS LEASE AGREEMENT made and entered into the date first appearing below, by and between the below specified Landlord, Tenant and Guarantor(s).
  For and in consideration of these premises, the rents reserved, and the agreements and covenants herein contained, the Landlord does hereby lease and demise unto the Tenant, and the Tenant hereby lease from the Landlord, the premises specified below upon the terms and conditions set forth herein.

                        ARTICLE I. GENERAL SPECIFICATIONS

DATE:             5/8/98

LANDLORD:         Name         JUPITER INDUSTRIAL ASSOCIATES

                  Address      880 JUPITER PARK DRIVE, #14                                Phone    747-0600

TENANT:           Name:        AMAZON HERB COMPANY

                  Address      725 N A1A, #C-115                                          Phone    575-7663

BROKER:           Name(s)      REBEL COOK REAL ESTATE & COLLINS GROUP             Phone   622-9920

GUARANTOR(S):     Name(s)
 __________________________________________________________________

                  Address
 __________________________________________________Phone_________________

PREMISES:         Address    1002 JUPITER PARK LANE

                  Unit Number       1                 Approximate Sq. Ft  5,194         Percentage__________


PARKING: ________________________   USE:    OFFICE WAREHOUSE

SECURITY DEPOSIT: $4111.91      1st     $4358.62      Last Month        $4358.62


TERM:    Original Term for _24  Months, commencing the  _15TH_ day of __JULY____ 1998

         ______ Option(s) to Extend Term for _________ Months (each) (adjusted each year according to Article IV).

BASE RENTS:       $36,358.00 per year for year 1, payable $3029.83 per month
                  (adjusted each year according to Article IV).
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OTHER CHARGES:    $12,985.00_ per year for year 1, payable $_1,082.08_
                  per month (estimated cost for taxes, insurance and
                  maintenance) at the rate of $2.50_ per square foot of tenant square footage for the first year and subject to adjustment as per Article IV.

                  Plus 6% SALES TAX $ 2,960.58 Annually, Payable $246.71 per month.

TOTAL RENT & CHARGES:      Year 1 $4358. per month.

         Initialed by:   _______________              ________________
                           Landlord               Tenant

                             ARTICLE II. DEFINITIONS

The following definitions shall apply:

   A. Base Rent: The Base Rent to be paid by Tenant pursuant to the provisions herein and the rental of the first term.
   B. Adjusted Annual Rent: The Base Rent as defined above, hereafter increased in accordance with the provisions hereof, but in no event less then the Base
Rent stipulated for the applicable term.
   C. Rentable Area: All space in the building rentable to tenants, whether or not rented or occupied.
   D. Tenant's Share: The percentage which the area of said premises is of the total rentable area of the building, which percentage is agreed upon as specified under Article I. In the event that additional areas shall be added to or included under this Lease, said agreed percentage shall be proportionately increased.
   E. Common Areas and Facilities: All that part of the Premises not leased to tenants of the premises and intended for the common use of all tenants of the Premises, including among other facilities, parking areas, private streets and allies, landscaping, curbs, loading areas, sidewalks and lighting facilities, pylon signs, maintained by the Landlord in the Premises.

                           ARTICLE III. TERM OF LEASE

   A. ORIGINAL TERM: The Tenant hereby takes and holds the Premises specified under Article I for the entire duration of the Original Term as specified thereunder.

   B. COMMENCEMENT DATE: The Original Term will commence on the date specified under Article I.. The Premises will be ready for occupancy by the Tenant on or prior to the commencement date. However, in the event the Landlord is unable to deliver possession of the premises to the Tenant as soon as practicable thereafter, and the rental under this lease will be abated proportionately during such time Tenant does not have possession. Tenant shall be deemed to have possession upon issuance of a certificate of completion or certificate of occupancy for the demised premises. In no event shall the Tenant have any claim for damages (except for the abatement of rent as herein specified) due to the failure of the Landlord to deliver possession of the premises to the Tenant on or before said date.

   C. OPTIONS TO EXTEND: Providing Tenant is not in default in respect to any provision of this lease at the time of extension, Tenant shall have the right to extend the term of this lease for the number of additional periods of time, and for the length of each such additional period, as designated in Article I, provided however that written notice is given the Landlord of such intention to extend the lease not less than one hundred twenty days prior to the expiration of the Original Term or any prior extended term thereof. During any extended term of the lease, all provisions of this lease shall remain in full force and effect, except that the Base Rent for each year of any Option Term shall be adjusted as herein provided, but in no event to be less than the year previous to the option term. Lessee shall have no further right or option to renew or extend the term of this Lease.

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   D. HOLDING OVER: In the event Tenant remains in possession of the Premises after the expiration of this lease or any extended term thereof, it shall be deemed a tenancy from month to month, subject to all conditions, provisions and obligations of such tenancy, except that the monthly rental shall be twice the monthly rental last in effect on this Lease.

                       ARTICLE IV. RENT AND OTHER CHARGES

   A. BASE RENT: Tenant shall pay in advance to the Landlord, without prior demand, in lawful money of the United States, on the first day of each month, without any deduction or off-set whatsoever throughout the term of this Lease, the sum specified as Base Rent under Article I, together with all other additional rent and all other sums and charges payable by Tenant hereunder as herein provided, plus any Florida State Sales or Use Tax. Such payment shall be made at the office of the Landlord or at such place Landlord may from time to time designate by written notice directed to Tenant at the Demised Premises. In the event the commencement date of the Original Term is other than the first day of a month, then the Tenant shall pay rent for such fractional month prorated on basis of a thirty day month.

   B. ADJUSTED ANNUAL RENT: The base rent shall be adjusted for each lease year, as of the first day of January, in proportion to the increase in the Consumer
Price Index as of January 1st, to the CPI index at the commencement date of this lease. The standard for measuring such adjustments shall be the Consumer Price
Index, United States average on all items and commodity groups, issued by the Bureau of Labor Statistics of the United States, hereinafter referred to as the "Index". The "Index" for the first month of the first term of this lease shall be the comparison number from which future adjustments are made. Not withstanding anything contained herein to the contrary the annual minimum base rent adjustment shall be Three Percent (3%) for each lease year and the maximum adjustment to base rent shall be Five Percent (5%) for each lease year.

   C. TAXES PAYABLE BY TENANT: The Tenant agrees to pay to Landlord, as additional rental, in addition to the rental and other sums due hereunder, during the term of this lease and any extended term thereof, his proportionate share of all Real Estate Taxes, and all assessments which may be levied against the Complex, immediately when first due, together with all costs and expenses
(including attorneys' fees and expenses) incurred by Landlord in connection therewith, for such calendar year. The copy of the tax bill submitted by Landlord to Tenant shall be sufficient evidence of the amount of taxes assessed or levied against the parcel of real property to which such bill relates. CAM rent increases shall be a maximum of Five Percent (5%) increase over the previous year excluding increases for real estate taxes and insurance which will be billed at Tenants actual proportionate share.

   D. MANNER OF PAYMENT OF TAXES BY TENANT: The amounts payable by Tenant pursuant to the foregoing provision of this Lease shall be estimated by Landlord for such period as Landlord may determine, not exceeding one year, and Tenant agrees to deposit with Landlord such amounts in monthly installments in advance on the first day of each calendar month during such period, such installments to be in addition to all other payments of rent provided for in this Lease.

   E. PRORATIONS OF TAXES: Proportionate share of all Real Property Taxes required to be paid by Tenant hereunder during the first and last calendar years of the term of this Lease shall be prorated as of the first and last days of the term of this lease.

   F. INSURANCE: Tenant shall pay as additional rent its proportionate share of all premiums for insurance policies carried by the Landlord for its protection of the complex against all perils, liability and rent loss due to perils, and Tenant shall pay such amounts to Landlord in the manner hereinafter specified.

   G. INSURANCE - MANNER OF PAYMENT OF INSURANCE PREMIUMS BY TENANT: The
Proportionate Share of Insurance premiums payable by Tenant pursuant to the foregoing provision of this Lease may, at the option of Landlord, be estimated by Landlord for such period in advance as Landlord may determine not exceeding one (1) year, and Tenant agrees, upon the request of the Landlord, to deposit with Landlord such

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amounts in monthly installments in advance on the first day of each calendar month during such period; such installments to be in addition to all other payments of rent provided for in this Lease.

   H. COST OF MAINTENANCE OF COMMON AREAS AND FACILITIES: In each Lease year,
Tenant will pay to Landlord, in addition to the rental specified in Article I hereof, as additional rent, its Proportionate Share of Landlord's costs and expenses of maintaining, operating and repairing the Common Areas and Facilities
(including parking areas), during such Lease Year, including all common area utilities (gas, water, sewer, trash removal and electric), monthly condominium dues if any, and administrative fee of fifteen (15%) percent of such total costs.

   I. MANNER OF PAYMENT OF TENANT'S PROPORTIONATE SHARE OF MAINTENANCE OF COMMON
AREAS: The amounts of which Tenant is to pay its proportionate share pursuant to Section H above, shall be estimated by Landlord for such period as Landlord may determine not exceeding one year, and Tenant agrees to pay Landlord such estimated amount of its proportionate share of such amounts in monthly installments in advance on the first day of each month together with and in addition to all other rental payments provided for in this Lease.

   J. UTILITY CHARGES: Tenant shall be solely responsible for and shall promptly pay all charges for heat, air conditioning, water, electricity, telephone, storm and sanitary sewer service, janitor service, garbage removal, window cleaning, and all other services and utilities supplied to or used or consumed in the Leased Premises. In no event shall Landlord be liable for any interruption or failure in the supply of any such utilities to Tenant or to the Leased Premises, nor shall any such failure or interruption constitute an actual or constructive eviction of Tenant from the Leased Premises or result in or give rise to any abatement in any rent received hereunder, unless such interruption continues for more than Three (3) business days and has not been caused by an act of God. Rent will be abated for the length of interruption provided Tenant does not occupy space during interruption. In the event of an electrical outage where Tenant is able to occupy the space, should the electrical outage continue for more than One (1) business day Landlord agrees to reimburse Tenant for the price of Tenant's cost to rent a generator for Tenant's humidor. In this event, Tenant shall be responsible for full rental payment.

   K. LATE PAYMENT CHARGE: In the event any monthly installment of rent is not paid within ten (10) days after it is due and payable as set forth in this lease, Tenant agrees to pay as a late charge an amount equal to five (5%) percent of the monthly installment of rent that is due and payable. In the event
Tenant tenders any payment(s) to Landlord as required under this lease, which are returned due to insufficient or uncollected funds in Tenant's account, Tenant agrees to promptly pay to Landlord the sum of Two-Hundred Dollars ($200.)
per check as a service charge. In such event, Landlord may, at its option, request Tenant's replacement check to be in the form of a certified check or cashiers check.

   L. INTENTIONALLY DELETED.

   M. SECURITY DEPOSIT: As security for the faithful performance by Tenant of all the terms and conditions of this Lease, Tenant has deposited with Landlord a sum specified under Article I as the Security Deposit. The Landlord may commingle the security deposit with its other funds and, in the event of a sale of the building or of the land on which it stands, the Landlord shall transfer the security deposit to the Buyer or Tenant and the Landlord shall be released from all Liability to Tenant for the return of such security, and the Tenant shall look only to the new Landlord for the return of said Security Deposit. The security deposit shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord. In the event of a permitted assignment of this lease by Tenant, the security deposit shall be held by Landlord as a deposit made by the assignee and the Landlord shall have no further liability with respect to the return of said security deposit to the Tenant. The security deposit shall be returned to the Tenant, without interest, upon the expiration of the lease term and any extended term thereof, providing that Tenant has fully carried out all the terms, covenants and conditions of this lease.

                              ARTICLE V. NET LEASE

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   A. NET LEASE INTENDED UNLESS EXPRESSLY PROVIDED OTHERWISE: Tenant
acknowledges and agrees that it is intended that this Lease shall be a completely net lease for Landlord, that Landlord shall not be responsible during the term of the Lease for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Leased Premises, or the contents thereof, excepting only Landlord's income tax in respect to income received from leasing the Leased Premises, Landlord's corporation franchise tax, and any payments to be made by Landlord in connection with any mortgage or mortgages executed by landlord affecting the Leased Premises, and, Tenant shall pay all charges, costs and expenses of every nature and kind relating to the Leased
Premises and the operation of Tenant's business, and Tenant covenants with
Landlord accordingly.

                              ARTICLE VI. PREMISES

   A. QUIET ENJOYMENT: Tenant, upon paying the rents and performing all of the terms on its part to be performed, shall peaceably and quietly enjoy the Demised
Premises subject, nevertheless, to the terms of this Lease and to any mortgage, ground lease or agreements to which this lease is subordinated.

   B. USE OF THE PREMISES: During the entire lease term, and all extended terms thereof, the Demised Premises must be used and occupied for the sole use specified under Article I and for no other purpose or purposes without the prior written consent of the Landlord, at the Landlord's sole discretion.

   C. SOLICITATION OF BUSINESS: Tenant and Tenant's employees shall not solicit business in the parking lot or other common areas of the premises, and Tenant shall not distribute any handbills or other advertising matter in automobiles parked in the parking areas or in other Common areas of the premises, nor shall Tenant display any merchandise outside the Leased Premises.

   D. PERMITS AND LICENSES: Tenant shall procure at its sole expense any permits and licenses required for the transaction of business in the Leased Premises and will at all times comply with all applicable laws, ordinances and governmental regulations relating to the business of the Tenant conducted at the Leased
Premises.

   E. FIRE SALES, AUCTIONS, ETC., PROHIBITED: Tenant shall not conduct within or from the Leased Premises any fire, auction, bankruptcy, "going-out-of-business"
, "lost-our-lease" , or similar sales, and shall not advertise the same on the Leased Premises, or operate within the Leased Premises a "wholesale" or "factory outlet" store, a "second hand" store, or any store conducted in whole or principally for the sale of second-hand goods or surplus articles, insurance salvage stock, fire-sale stock or bankruptcy stock.

   F. BUSINESS OPERATIONS: Tenant agrees to conduct its business at all times in a high class and reputable manner. Tenant agrees to comply with all laws, rules and regulations of Landlord and all governmental authorities respecting the use of and operations and activities on the premises and in the Complex, including sidewalks, streets, approaches, drives, parking areas, and shall not make, suffer or permit any unlawful, improper or offensive use of the premises or permit any nuisance therein. Tenant shall not make any use of the premises which would make void or voidable any policy of fire or extended coverage insurance covering the Complex, and if by reason of any use by Tenant of the Premises or the keeping by tenant of any inflammable substance in the premises, the hazard insurance premiums on policies maintained by Landlord shall be increased over normal rates for the Complex, the amount of the increase in the premium shall be paid to Landlord by Tenant on Demand. Tenant shall not burn any trash of any kind in or about the Complex, nor shall Tenant permit rubbish, refuse or garbage to accumulate or any fire or health hazard to exist in or about the premises.
Tenant shall not display any merchandise of install any showcase, or other obstructions on the outside of the premises, or in any lobby or passageway adjoining the same that will extend beyond the borderline of the premises, nor shall Tenant maintain any loudspeaker devise or any noise making device in such manner as to be audible to anyone not within the Tenant's premises. Without consent of the Landlord, the Tenant shall not use the common areas as herein defined except for ingress and egress to the Complex and the premises.

   G. EXAMINATION OF PREMISES: Tenant, having examined the premises, is familiar with the condition thereof and relying solely on such examination will take them in their present condition, unless otherwise expressly agreed upon in writing.

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   H. ACCEPTANCE: upon the issuance of a certificate of completion or a certificate of occupancy for the demised premises, Tenant shall be deemed to have certified to the Landlord and to the holder of any mortgage encumbering all or part of the Landlord's estate, That the premises have been delivered to it in accordance with the terms of this Lease and that possession has been accepted by
Tenant, that the term of this lease and the obligation to pay rents have commenced, that the premises and all other portions of the Complex have been completed in accordance with the requirements of this lease, and that there is not then available to Tenant any defense or offset against rent or any violation of the lease terms on the part of the Landlord. The foregoing provisions shall be self-operative and no other instrument or certificate shall be required by the Landlord or any mortgagee unless the Landlord or mortgagee shall deem the same appropriate, in which event, in confirmation of the foregoing Tenant shall promptly execute in writing a certificate containing the foregoing.

   I. MAINTENANCE BY TENANT: Tenant shall at all times keep and maintain the interior of the Leased Premises, and all partitions, doors, fixtures, equipment thereof and improvements thereto, in good order, condition and repair, normal wear and tear excepted including, but not limited to , plate glass windows, door closure devices and other exterior openings; window and door frames, molding, locks and hardware, interior ( lighting, heating, air-conditioning, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures; sign, placards, decoration or advertising media of any type).

   J. ACCESS: Landlord shall have the right to place, maintain and repair all utility conduits and equipment of any kind, upon and under the Demised Premises as may be necessary for the servicing of the Demised Premises and other portions of the Complex. Landlord shall also have the right to enter the Demised Premises at all reasonable times, upon 24 hours prior notice, to inspect or to exhibit the same to prospective purchasers, mortgagees, lessees and tenants and to make such repairs, additions, alterations or improvements as Landlord may deem desirable. Landlord shall be allowed to take all material into and upon said premises that may be required therefore without the same constituting an eviction of Tenant in whole or in part and the rents reserved shall not abate while said work is in progress by reason of loss or interruption of Tenant's business or otherwise and Tenant shall have no claim for damages. If Tenant shall not be personally present to permit an entry into said premises when for any reasonable reason an entry therein shall be permissible, Landlord may enter the same by a master key or by the use of force without rendering Landlord liable therefor and without in any manner affecting the obligations of this Lease. The provisions of this paragraph shall not be construed to impose upon Landlord any obligation whatsoever for the maintenance or repair of the building or any part thereof except as otherwise herein specifically provided. During the one hundred twenty days prior to the expiration of the Lease or any renewal term, Landlord may place upon Demised Premises signs indicating that the Demised
Premises are available for rent or sale, which Tenant shall permit to remain thereon.

   K. EASEMENTS: Landlord reserves all rights to the air space over and under the Demised Premises and the Complex. Site plan schematically portraying the general lay-out of the Complex and other improvements shall not be deemed to be a warranty, or representation that such plan will not be altered from time to time. Landlord reserves the right to make changes, additions and alterations in and to the Site Plan and the proposed or completed buildings, and common areas, provided the same do not unreasonably interfere with Tenant's use of the premises. Landlord reserves the right to use common areas to accommodate future construction activities in, around, over and under the Complex. The attachment of a Site Plan to this lease shall not imply any obligation on the part of Landlord to construct the building as shown thereon nor prohibit a future modification thereof. Neither Landlord nor any agents or employee of Landlord has made any representations or promises with respect to the demised premises or the Complex other than those expressly set forth in this lease: and no rights, privileges, easements or licenses shall be acquired by Tenant except as expressly set forth in this lease.

   L. IMPROVEMENTS: Should Tenant install air conditioning or other equipment on the roof of the Demised Premises, Tenant shall assume primary responsibility for the maintenance and repair of the roof and such installation, operation and maintenance shall be made in such manner that the right of Landlord under any roofing bond then in force shall not be affected. Within twenty days from the date this Lease is executed by Landlord and Tenant and before any of Tenant's work is started, Tenant shall submit for Landlord's approval detailed plans and specifications for all Tenant's work, which must include the extent such work will require mechanical or electrical

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installations which will be connected to utilities furnished by Landlord or will affect the exterior appearance of the Demised Premises or its structural, mechanical or electrical components.
   All improvements, additions or fixtures that may be made or installed on the premises by either party (including floor coverings cemented or otherwise affixed to the floor) shall be the property of the Landlord.
   Tenant shall not make any structural alterations in or additions to the Demised Premises. If alterations become necessary because of the application of laws or ordinances or of the directions, rules or regulations of any regulatory body to the business carried on by the tenant or because of any act of default on the part of the Tenant or because Tenant has overloaded any electrical or other facility, Tenant shall make any required alterations whether structural or non-structural at its own cost and expense after first obtaining Landlord's written approval of plans and specifications and furnishing to Landlord such indemnification against liens, costs, damages and expenses as Landlord may reasonably require. All improvements shall be in accordance with all Federal, State and Local regulations and codes and will not commence prior to obtaining all applicable permits.
   Tenant shall not place or suffer to be placed or maintained on any exterior door, roof, wall or window of the Complex or demised premises including the storefront or any other part of the Demised Premises visible from any part of the common area any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the demised premises without first obtaining Landlord's written approval and consent. Landlord agrees to grant approval of any sign which is in conformity with the sign criteria for the Complex prepared by Landlord's architect. Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times and to remove the same at the end of the term if requested by Landlord to do so. Upon removal thereof Tenant agrees to repair any damage to the premises caused by such installation.
   Landlord shall have at all times a valid lien for all rentals and other sums of money becoming due hereunder from the Tenant upon all goods, wares, equipment, fixtures, furniture and other personal property of Tenant situated on the premises without liability for trespass or conversion, and sell the same with or without notice at public or private sale, with or without having such property at the sale, at which Landlord or its assigns may purchase, and apply the proceeds thereof, less any all expense connected with the taking of possession and sale of the property, and as a credit against any sums due by Tenant to Landlord. Any surplus shall be paid to Tenant, and Tenant agrees to pay any deficiency forthwith. Alternatively, the lien hereby granted may be foreclosed in the manner and form provided by law or in any form provided by law. Tenant agrees to execute such Financing Statements and other documents as may be required by the commercial Code of the state in which the demised premises are located in order to preserve the priority of the lien created. The statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto. Landlord agrees to subordinate the lien granted herein to a third party institutional lender financing tenants inventory as well as specific equipment listed on Exhibit A.
   Upon expiration of the term of this Lease Tenant agrees to promptly remove its personal property, trade fixtures and signs and upon Tenant's failure to do so, the said fixtures, signs and property shall be deemed abandoned by Tenant and shall become the property of the Landlord. The Landlord shall not be liable for trespass, conversion or negligence by reason of its acts or acts of anyone claiming under it or by reason of the negligence of any person with respect to the acquisition and/or disposition of such property.
   Tenant agrees that it will repair any damage done to the premises by the installation and/or removal of its trade fixtures and signs, and upon failure of Tenant to do so promptly at the end of the term Tenant agrees to pay Landlord any cost incurred by Landlord in making such repairs or affecting such removal.
Notwithstanding anything contained herein to the contrary, all renovations that have been approved by Landlord may be left in the approved state and the end of the lease. Furthermore Tenant shall have the option to repair any equipment , fixtures, etc., in good working order , in leu of replacing any of the above.

   M. CONTROL OF COMMON AREAS AND FACILITIES BY LANDLORD: All common areas and facilities from time to time provided by Landlord, including all automobile parking areas, driveways, entrances and exits thereto, and other facilities furnished by Landlord in or near the Premises, including employee parking areas, loading docks, package pick-up stations, pedestrian sidewalks, ramps, landscaped areas, exterior stairways, elevators, escalators, restrooms and other areas and improvements provided by Landlord for the general use, in common, of tenants of the Premises, their officers, agents, employees and customers, shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to

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establish, modify and enforce reasonable rules and regulations with respect to all Common Areas and Facilities. In addition to the rights of Landlord with respect to the Common Areas and Facilities set forth in this Lease, Landlord shall have the right to construct, maintain and operate lighting facilities on all Common Areas and Facilities; to police the same; from time to time to change the area, level, location and arrangement of parking areas and other Common
Areas and Facilities herein above referred to; to restrict parking by Tenants, their officers, agents and employees to employee parking areas; to enforce parking charges, with appropriate provisions for free parking ticket validation by tenants; to close all or any portion of the Common Areas and Facilities to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; to obstruct or close off any or all of the Common Areas and Facilities to discourage non-customer parking; and to do and perform such other acts in and to the Common Areas and Facilities or any part thereof, as Landlord shall determine in its sole discretion. Landlord will operate and maintain the Common Areas and Facilities in such manner as Landlord, at its sole discretion, shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employ all personnel and to make rules and regulations pertaining to and necessary for the proper operation and maintenance of the Common Areas and Facilities.

   N. LIENS: Tenant agrees that it will make a prompt payment when due, of all costs and expenses incurred in carrying out its agreement herein and of all costs and expenses of any repairs, constructions or installations which are the responsibility of Tenant hereunder. Tenant agrees to indemnify and save Landlord harmless from and against any/all liabilities incurred by Tenant including any mechanics, materialsmen's, laborers' liens asserted or claimed against the premises or any part thereof on account of work, labor or materials used in the premises or in any improvement or change thereof made at the request of, or upon the order of, or to discharge the obligation of Tenant. Should any mechanic's or other lien be filed against the Demised Premises or any part thereof for any reason whatsoever, Tenant shall cause the same to be canceled and discharged of record by bond or otherwise within twenty (20) days after notice of such filing.
In no event shall anything contained in this paragraph or elsewhere in the Lease be deemed to subject Landlord's interest in the premises to the lien of any person doing work or furnishing materials at the instance and request of Tenant.

   O. COMMON AREAS: In addition to the premises, Tenant shall have the right to the non-exclusive use, in common with the Landlord and others to whom Landlord may grant similar rights, of automobile parking areas, driveways, malls and footways, and such loading facilities, elevators, escalators and other facilities as may be located and designated from time to time by landlord subject to the terms and conditions of this lease. The common areas shall be subject to the exclusive control and management of Landlord and Landlord shall have the right to establish, modify, change and enforce reasonable rules and regulations with respect to common areas so long as such rules are not discriminatory against Tenant, and Tenant agrees to abide by and conform with such rules and regulations. Tenant agrees that it and its officers and employees will park their automobiles only in such areas as Landlord from time to time designate for employee parking, which areas may be within or without the Complex. Tenant agrees that it will, within five days after written request therefor by Landlord, furnish Landlord with the state automobile license numbers assigned to its cars of all its employees. Tenant has right to accept delivery and ship in designated area. In the event it is deemed necessary to prevent the acquisition of public rights, Landlord may from time to time temporarily close portions of the common areas, and may erect private boundary markers or take such steps as deemed appropriate for this purpose. Such actions shall not be considered an eviction or disturbance of Tenant's quiet possession of the demised premises.

   P. DESTRUCTION: If the Demised Premises shall be partially damaged by any casualty insurable under Landlord's insurance policy, Landlord shall, upon receipt of the insurance proceeds, repair the same and the minimum rent shall be abated proportionately as to that portion of the Demised Premises rendered untenable. If the Demised Premises by reason of such occurrence are rendered wholly untenable or whether the Demised Premises are damaged or not, if all of the buildings which then comprise the Complex should be damaged to the extent of seventy-five percent or more of the then monetary value thereof, or seventy-five percent of the buildings or common areas of the Complex are damaged, whether or not the Demised Premises are damaged to such an extent that the Complex cannot, in the sole judgment of the Landlord, be operated as an integral unit, then or in any such event, Landlord may elect to repair the damage or may cancel this Lease by notice of cancellation within one hundred eighty (180) days after such event and thereupon this lease shall expire, and Tenant shall vacate and surrender the Demised Premises to Landlord. Tenant's liability for rent upon the termination of this lease shall cease as of the day following the event or damage. Unless this lease is terminated by Landlord, Tenant shall hold the proceeds of all insurance carried by Tenant on its property and improvements in trust for the purpose of repair and replacement. In the event Landlord elects to repair the damage any abatement of rent shall end five days after notice by Landlord to Tenant that the Demised Premises have been repaired. If any damage is caused by the negligence of Tenant or its employees, the damages shall be repaired by Landlord, upon receipt of insurance proceeds, but there shall be no abatement of rent.

   Q. CONDEMNATION: If title to all of the demised premises is taken for any public or quasi-public use by eminent domain by private purchase in lieu thereof, on if title to so much of the premises or the Complex is taken that a reasonable amount of reconstruction thereof will not in Landlord's sole discretion result in the premises or the Complex being a practical improvement and reasonably suitable for use for the purpose for which they are designed, the in either event, this lease shall terminate at the option of either party on the date that title vests in the condemning authority; provided that Tenant shall not have the right to terminate this lease unless the taking is such as to render the premises inaccessible to pedestrian traffic, or unless Tenant's premises is reduced in size or utility so to be practically unusable for the purposes for which the premises are requited to be used, If this lease is terminated under the provisions of this paragraph, rent shall be apportioned and adjusted as of the date of termination. Tenant shall have no claim against Landlord or against the condemning authority for the value of its leasehold estate or for the value of the unexpired term of the lease. If there is a partial taking of the demised premises or the Complex and this lease is not thereby terminated under the provisions of this paragraph, then this lease shall remain in full force and effect, and the Landlord shall, within reasonable time thereafter, repair and restore the remaining portion of the premises, should they be affected, to the extent necessary to render the same reasonably suitable for the purposes for which the premises were leased, and shall repair and reconstruct the remaining portion of the Complex to the extent necessary to make the same a complete architectural unit: provided that such work shall not exceed the scope of the work required to be done by Landlord in originally constructing such Complex or the demised premises and the landlord shall not be required to expend more than the net proceeds of the condemnation award which are paid to Landlord in complying with its obligations hereunder. All compensation awarded or paid upon a total or partial taking of the demised premises or the Complex shall belong to and be the property of the Landlord without any participation by Tenant. Nothing herein shall be construed to preclude Tenant from prosecuting any claims directly against the condemning authority for loss of business, damage to, and cost of removal of trade fixtures, furniture and other personal property belonging to Tenant; provided however, that no such claim shall diminish or adversely affect the Landlord's award. After any partial taking of the Demised Premises which does not result in the termination of this lease the Base Annual Rent for the remainder of the term shall be reduced by the same percentage as the floor area of the space taken bears to the Leased Square Feet in the entire demised premises.

   R. SUBORDINATION: Tenant agrees that this lease shall be subordinate to any mortgages, now or hereafter encumbering the Complex or any part or component thereof, and to all advances made upon the security thereof. This shall be self-operative and no further instrument of subordination shall be required by any mortgagee. However, the Tenant, upon request of any party in interest shall execute promptly such instruments or certificates to carry out the intent hereof as shall be required by the Landlord. If Tenant does not execute and deliver such instruments within five (5) business days after receipt of a request by Landlord, Tenant hereby constitutes and appoints Landlord as its attorney-in-fact to execute and deliver the instruments on behalf of Tenant.
   Tenant shall, in the event any proceedings are brought for the foreclosure of or in the event of exercise of the power of sale under any mortgage made by the Landlord covering the demised premises or in the Complex or any part thereof or to the Landlord certifying (if such be the case) that this lease is unmodified and is in full force and effect (and if there has been modification, that the same is in full force and effect as modified and stating the modifications); that there are no defenses or offsets against the enforcement thereof or stating those claimed by the Tenant; and stating the day to which rentals and other charges are paid. Such certificate shall also include such other information as may be reasonably required by mortgagee.
   Tenant shall, in the event any proceedings are brought for the foreclosure of or in the event of exercise of the power of sale under any mortgage made by the Landlord covering the demised premises, or in the event of a termination of any lease under which Landlord may hold title, attorney to the purchaser of the encumbered interest or the Landlord as the case may be, and recognize such person as the Landlord under this lease. Tenant agrees that the institution of any suit, action or other proceeding by a mortgagee to realize on Landlord's interest in the Complex or as sale of Landlord's interest in the Complex pursuant to the powers granted to a mortgagee under its mortgage, shall not, by operation of law or otherwise, result in the cancellation or termination of this lease or of the obligations of the Tenant hereunder. Landlord and Tenant agree that notwithstanding that this lease is expressly subject and subordinate to any mortgages, any mortgagee, its successors and assigns or other holder of a mortgage or a note secured thereby, may sell the Complex in the manner provided in the mortgage and may, at the option of such mortgagee, his successor's and assigns or other holder of the mortgage or the note secured thereby make such sale of the complex subject to this lease.

   S. ASSIGNMENT: Tenant shall not assign, mortgage or encumber this lease nor sublet or suffer or permit the premises or any part thereof to be used by others without the prior written consent of Landlord in each instance; which consent shall not be unreasonably withheld. Any request for consent to a subletting or assignment shall be in writing and accompanied by a true copy of a bonafide offer to sublet, and the Tenant shall furnish to Landlord all information requested by Landlord as to the proposed subtenant. If Landlord has not consented to such request within 15 days after receipt by Landlord of such request for consent and of any information requested by the Landlord, the Landlord shall be deemed to have withheld consent. If consent is granted Tenant shall sublet or assign only upon the terms set forth in the offer submitted to Landlord. If Tenant is a corporation, any transfer, sale or other disposition of the controlling stock of the Tenant shall be deemed an assignment of this lease provided, however, that if the stock of such corporation is regularly traded on any recognized securities market; the transfer of stock will not be prohibited hereby. Landlord consents to a transfer of this lease to a wholly owned subsidiary of Tenant provided that Tenant shall remain primarily liable for the performance of Tenant's covenants hereunder. If this lease is assigned or if the premises or any part thereof is sublet or occupied by anyone other than Tenant whether with or without the written consent of Landlord, Landlord may collect rent from the assignee, sub-tenant or occupant and apply the net amount collected to the rents herein reserved, but no assignment, subletting, occupancy or collection shall be deemed waiver of any covenants or be deemed an acceptance of the assignee, sub-tenant or occupant, or a release of tenant from any liability hereunder.

   T. SURRENDER: Upon the expiration of the term hereof Tenant shall surrender the premises to Landlord as in good order and condition as they were in at the commencement of the term (except for ordinary wear and tear and damage by fire or other casualties, or causes beyond the Tenant's control) together with all additions, alterations and improvements which may have been made in or to the premises pursuant to this lease. Landlord may, at its option, require the Tenant to remove all such alterations and additions and to restore the premises to the condition they were in when originally delivered to Tenant, save ordinary wear and tear except that if tenant has received approval from landlord for alterations and or additions tenant may at their option leave additions and alterations at the end of the lease. In good condition ordinary wear and tear excepted. In the event Tenant continues to occupy the premises after the expiration of the term, without being given or being entitled to a renewal or new lease, such occupancy shall be considered a tenancy from month-to-month at a monthly rental equal to double the rent payment due for the last full month of the lease term. This provision shall not give Tenant any right to continue occupancy following the expiration of this lease, except with the consent of Landlord. Tenant shall be liable to Landlord for all damages occasioned by such holding over, including claims by any succeeding occupancy of the premises for such delay.

                             ARTICLE VII. LIABILITY

   A. INDEMNITY: Not withstanding gross negligence, Tenant hereby indemnifies Landlord and agrees to save Landlord harmless from suits, actions, damages, liability and expense in connection with loss of life, bodily or personal injury, property damage or loss of income arising from or out of any occurrence in, upon or at or from the Demised Premises or the occupancy or use by Tenant of said premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, invitees, licensees or concessionaires, including the sidewalks and common areas and facilities within the Complex. Tenant shall store its property in and shall occupy the Demised Premises and all other portions of the Complex at its own risk. Landlord shall not be responsible or liable to Tenant or to those claiming by, through or under Tenant for any loss or damage to either the person or property of Tenant that may be occasioned by or through the acts or omissions of persons occupying adjacent, connecting or adjoining premises. Landlord shall not be responsible or liable for any defect, latent or otherwise, in any building in the Complex, or any of the equipment, machinery, utilities, appliances or apparatus therein nor shall it be responsible or liable for any injury, loss or damage to any person or to any property of Tenant or other person caused by or resulting from bursting, breakage or by or from leakage, steam, running or the overflow of water or sewerage in any part of said premises or for any injury or damage caused by or resulting from acts of God or the elements, or for any injury or damage caused by or resulting from any defect or negligence in the occupancy, construction, operation or use of any of said premises, buildings, machinery, apparatus or equipment by any person or by or from the acts of negligence of any occupant of the premises, unless caused by grossly negligent acts of landlord. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Demised Premises or in the building of which the Demised Premises are a part, or of defects therein or in any fixtures or equipment. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall , at its own cost and expense, defend any such suits or actions. Tenant shall satisfy and discharge any judgments that may be recovered against Landlord, and if Tenant fails to repay the amount for which Landlord becomes liable, Landlord may pay the same with any interest costs or other charges which may have accrued thereon. The amount paid by Landlord, with interest at the rate of fifteen percent (15%) per annum from the date of payment , shall be due and payable by Tenant as additional rent with the next installment of rent coming due.

   B. FORCE MAJEURE: Landlord shall be excused for the period of any delay in the performance of any obligations hereunder when prevented from so doing by cause or causes beyond Landlord's control which shall include, without limitation, all labor disputes, civil commotion, war, war-like operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain any material or services or through acts of God.

   C. INSURANCE - PROPERTY DAMAGE, LIABILITY, AND OTHER INSURANCE : Tenant shall maintain at its own cost and expense (with coverage to commence at the time Tenant enters the Demised Premises to install equipment, etc., or at the commencement of the term of this Lease, whichever occurs earlier) (1) FIRE INSURANCE in an amount adequate to cover the cost of replacement of all decorations and improvements, fixtures, and contents in the Demised Premises in the event of fire. This insurance must be procured on an "All Risk" basis and comply with the Southeastern Underwriters Association. Tenant must also procure "Fire Legal Liability" in an amount not less that $100,000.00. (2) PUBLIC LIABILITY INSURANCE on a occurrence basis with minimum limits of liability in an amount of $1,000,000.00 with respect to damage to property (3) PLATE GLASS INSURANCE covering all outside plate glass in the Demised Premises. In the event Tenant fails to obtain or maintain the insurance required hereunder, Landlord may obtain same and any cost incurred by Landlord in connection therewith shall be deemed additional rent to be paid by Tenant and is payable as such.
   Any insurance procured by Tenant as herein required shall be issued in the name of Landlord or such agents as Landlord may designate and Tenant by a company licensed to do business in the State of Florida and with a current Best's Rating of no lower than "A" and shall contain endorsements that (1) such insurance may not be canceled or amended with respects to Landlord without thirty (30) days written notice by registered mail to Landlord by the insurance company; (2) Tenant shall be solely responsible for payment of premiums and Landlord shall not be required to pay any premiums for such insurance; (3) any insurance policies herein required to be procured by Tenant shall contain an express waiver of any right or subrogation by the insurance company against Landlord. The original policy or policies of all such hazard and liability insurance shall be delivered to Landlord by Tenant within ten (10) days of the issuance of each such policy by the respective insurance company.
   Tenant shall not stock, use or sell any article or do anything in or about the Demised Premises which may be prohibited by Landlord's insurance policies or any endorsements or forms attached thereto, or which will increase any insurance rates or premiums on the Demised Premises, the building of which they are a part and all other buildings in the Complex. Tenant shall pay on demand any increase in premiums for Landlord's insurance that may be charged on such insurance e carried by Landlord resulting from Tenant's use, occupancy or vacancy of the Demised Premises. A schedule issued by the organization making the fire insurance, extended coverage, vandalism and malicious mischief, special extended coverage or any all-risk insurance rates for said premises or any rule books issued by the rating organizations or similar bodies or by rating procedures or rules of Landlord's insurance companies shall be conclusive evidence of the several items and charges which make-up the insurance rates and premiums on the Demised Premises and the Complex. If, due to the occupancy, abandonment, or

Tenant's failure to occupy the Demised Premises as herein provided, any insurance shall be canceled by the insurance carrier or if the premiums for any such insurance shall be increased, then, in any of such events, Tenant shall indemnify and hold Landlord harmless and shall pay on demand the increased cost of such insurance. Tenant also shall pay in such events, any increased premium on the rent insurance that my be carried by Landlord for its protection against rent loss through fire or other casualty.

                            ARTICLE VIII. PERFORMANCE

   A. DEFAULT: The following events shall be deemed to be events of default by Tenant under this lease:
         (1) Tenant shall fail to pay any installment of rent, including Percentage Rent and additional rent hereby reserved and such failure shall continue for a period of ten (10) days.
         (2) Tenant shall fail to comply with any term, provision, or covenant of this lease, other than payment of rent and shall not cure such failure within fifteen (15) days after written notice thereof to tenant, or if the compliance cannot reasonably be completed within such time, then tenant shall fail to commence and diligently pursue the compliance and complete same within one hundred twenty (120) days after notice thereof is provided.
         (3) Tenant or guarantor shall become insolvent or shall make a transfer in fraud of creditors of shall make an assignment for the benefit of creditors.
         (4) Tenant or guarantor shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof, or there shall be filed against Tenant a petition in bankruptcy or insolvency or a similar proceeding, and any such proceedings shall not have been dismissed within ninety (90) days after its commencement, or Tenant shall be adjudged bankrupt or insolvent in proceeding filed against tenant thereunder.
         (5) A receiver or Trustee shall be appointed for the Demised Premises or for all or substantially all the assets of Tenant.
         (6) Tenant shall abandon or vacate all or any portion of the premises or fail to take possession or open for business within the time required by this lease. Notwithstanding any statutory definition to the contrary, the premises will be deemed abandoned if Tenant fails to open and operate for the purpose of conducting business for ten (10) consecutive business days.
         (7) Tenant shall do or permit to be done anything which creates a lien upon the Demised Premises, which is not bonded or released within twenty (20) days after notice of filing.

   B. REMEDIES: Upon the occurrence of any such events of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:
         (1) Terminate this lease, in which event Tenant shall immediately surrender the Demised Premises to Landlord, and, if Tenant fails to do so, Landlord may, without prejudice to any other remedy which he may have for possession or arrearages in rent, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying said premises or any part thereof, by reasonable force if necessary, without being liable for prosecution or any claim of damages therefore; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to re-let the premises on satisfactory terms or otherwise.
         (2) Enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying said premises or any part thereof, by reasonable force if necessary, without being liable for prosecution or any claim for damages therefor, and, if Landlord so elects, re-let the premises on such terms as Landlord may deem advisable and receive the rent therefore. If Tenant is not in possession of the Demised premises and Landlord terminates this Lease due to Tenant's default hereunder, Tenant shall surrender Tenant's copy of the lease to Landlord and Tenant shall have no further rights hereunder. Tenant agrees to pay to landlord on demand any deficiency, expenses and/or brokerage fees that may arise by reason of such re-letting.
         (3) Enter upon the demised premises by force if necessary without being liable for prosecution or any claim for damages therefore, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses including reasonable attorneys fees which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages, resulting to the Tenant for such action, whether caused by the negligence of Landlord or otherwise.

         (4) All rent and other charges due under this lease may, at the option of Landlord, become immediately due and payable.

   C. NO WAIVER: Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No action taken by or on behalf of the Landlord shall be construed to be acceptance of a surrender of this lease. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. In determining the amount of loss of damage which Landlord may suffer by reason of termination of this lease or the deficiency arising by reason of any re-letting of the demised premises by landlord as above provided, allowance shall be made for the expense of repossession, any repairs or remodeling undertaken by Landlord following repossession. Tenant agrees to pay to Landlord all costs and expenses incurred by Landlord in the enforcement of this lease, including all reasonable fees of Landlord's attorneys when such attorneys are employed by Landlord to effect collection of any sums due hereunder or to enforce any obligation of the Tenant and right or remedy of Landlord. The failure of the landlord to insist, in any one or more instances upon strict performance of any of the covenants or agreements in this Lease, or to exercise any option herein contained, shall not be construed as a waiver or a relinquishment for the future of such covenant, agreement, or option, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant or agreement thereof, shall not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord.

   D. RIGHT TO CURE: If Tenant defaults under this lease, Landlord may, at its option, immediately or at any time thereafter, without waiving any claim for breach of agreement, and without notice to Tenant, cure such default for the account of tenant. If the Landlord shall institute an action or summary proceeding against the Tenant based upon such default, or if the Landlord shall cure such default or defaults for the account of Tenant, then the Tenant will pay all costs and expenses incurred by Landlord in curing such default including reasonable attorney's fees, which sums, together with interest at the rate of fifteen (15%) percent per annum shall be due and payable on demand, and shall be deemed to be additional rent. Landlord shall not be responsible to Tenant for any loss or damage resulting in any manner by reason of its undertaking any acts in accordance with the provisions of this lease, unless such acts or omissions of landlord were grossly negligent. Tenant shall have 10 day right to cure for non-monetary default upon written notification.

   E. TIME OF ESSENCE: Time is of the essence of this lease and each and every provision hereof.

   F. NOTICES: Any notice required or permitted to be given under this lease shall be in writing and shall be posted in the United States mail, registered, return receipt requested, addressed to the party to be served at the address shown in Article I of this lease, or to such other address as either the Landlord or the Tenant shall designate, in the manner herein set forth for the giving of notice. Any notice required to be given by the Tenant to the Landlord to be effective hereunder shall also be given in writing by registered mail to each mortgagee of the Landlord's estate provided that the Tenant shall have previously received written notice of the name and address of any such mortgagee. A mortgagee shall have the same rights to cure any default that the Landlord has under the terms of this lease.

   G. SUBMISSION OF LEASE: Submission of this lease for examination does not constitute an option for the demised premises and becomes effective as a lease only upon execution and delivery thereof by Landlord to Tenant. If any provisions contained in a rider is inconsistent with the printed provision of this lease, the provision contained in said writing shall supersede said printed provision. The captions, numbers and index appearing herein are inserted only as a matter of convenience and are not intended to define, limit, construe or describe the scope or intent of any paragraph, nor in any way affect this Lease.

   H. RECORDING: Tenant shall not record this lease or a memorandum thereof without the written consent of Landlord.

   I. PARTIAL INVALIDITY: If any provision of this lease or application thereof to any person or circumstance to any extent be invalid, the remainder of this lease or the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected thereby and each provision of this lease shall be valid and enforced to the fullest extent permitted by law.

   J. BROKER'S COMMISSION: Tenant represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the execution of this lease except for those payable to landlord's broker(s) and agrees to indemnify Landlord against and hold it harmless from all liabilities arising from any such claim, including cost of counsel fees, other than those claims of landlord's brokers.

   K. INTERPRETATION: The covenants and agreements herein contained shall bind, and the benefits and advantages hereof shall inure to the respective heirs, legal representatives, successors and assigns of the parties hereto. Whenever used, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders. This lease may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought. The marginal notes and headings of this lease are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent or otherwise affect in any way this lease. This agreement shall create the relationship of Landlord and Tenant between the parties hereto. No estate shall pass out of the Landlord. Tenant shall have only a lease not subject to levy and sale, and not subject to assignment except in accordance with the provisions hereof. This lease shall be governed by, construed and enforced in accordance with the laws of the state in which the Complex is located. Should any of the printed provisions of this lease require judicial interpretation, it is agreed that the court interpreting or construing the same shall not apply a presumption that the terms of any such printed provision shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed most strictly against the party who itself or through its agent prepared the same, it being agreed that the agents of all parties have participated in the preparation of the printed provisions of this lease, and that all terms were negotiable.

   L. ENTIRE AGREEMENT: Notwithstanding anything herein contained or contained in any other writings concerning the Demised Premises by either of the parties hereto, the parties hereto agreeing hereby that all such other writings are hereby superseded and/or merged into this Lease which shall be the entire agreement of the parties concerning said Demised Premises, this Lease shall not become binding as such upon Landlord unless all preliminary conditions required to be performed by Tenant are so performed and unless the requirements of the zoning ordinances and rules and regulations of all public authorities have jurisdiction are met. Tenant acknowledges that Landlord makes no representations as to his ability to build or Tenant's ability to conduct the business intended to be conducted on the premises under said zoning laws and the rules and regulations of said public authorities having jurisdiction.
   Tenant acknowledges that Landlord has not made any statement, promise or agreement or taken upon itself any engagement whatsoever, verbally or in writing, in conflict with the terms of this Lease, or that in any way modifies, varies, alters, enlarges or invalidates any of its provisions, and that no obligation of the Landlord shall be implied in addition to the obligation herein expressed.

   M. ENFORCEMENT COSTS: If any legal action or other proceeding is brought for the enforcement of this lease or because of alleged dispute, breach, default in connection with any provisions of this lease, the successful or prevailing party shall be entitled to recover reasonable attorney's fees, court cost and all expenses incurred in that action or proceeding.

                              ARTICLE IX. GUARANTEE

   A.  Landlord has accepted financial statement of tenant.

                        ARTICLE X. RULES AND REGULATIONS

   A. RULES AND REGULATIONS: Tenant agrees to observe and comply with and Tenant agrees that his agents and all persons visiting in the Demised Premises will observe and comply with the Rules and Regulations and such other and further Rules and Regulations as Landlord may from time to time deem needful and prescribe for reputation, safety, care and cleanliness of the Building, and the preservation of good order therein and the comfort, quiet and convenience of other occupants of the Building, which Rules and Regulations shall be deemed terms and conditions of this Lease.

   B. GARBAGE AND REFUSE: All garbage and refuse shall be kept in the containers specified by Landlord and prepared for collection in the manner and at the places specified by Landlord. If Landlord shall provide or designate a service for picking up refuse and garbage, Tenant shall use the same and pay the cost thereof as reasonably determined by the Landlord for, and shall pay the cost of, removal of all of Tenant's garbage, refuse or rubbish from the Leased Premises on a regular periodic basis. Tenant shall not burn any trash or garbage of any kind in or about the Leased Premises.

   C. RADIO AND TELEVISION ANTENNAE: No exterior antennas, electric wires. telegraph call boxes, or any other electric equipment or apparatus shall be erected or installed on Leased Premises without the prior written consent of Landlord. Any antennae so installed without such written consent shall be subject to removal without notice at any time, at the cost of Tenant.

   D. ADJACENT AREAS: The areas immediately adjoining the Leased Premises shall be kept clean and free from dirt and rubbish by Tenant and Tenant shall not place any obstructions or merchandise in such areas.

   E. PARKING: Tenant and Tenant's employees shall park their motor vehicles only in those portions of the parking area designated for that purpose by Landlord. In the event that Tenant or its employees fail to park their motor vehicles in designated employee parking areas as aforesaid, then Landlord at its option shall be entitled to charge Tenant, and Tenant agrees to pay to Landlord on demand as additional rent, Ten Dollars ($10.00) per day per motor vehicle parked in any area other than those designated as employee parking areas.

   F. WINDOWS AND PROJECTIONS: Nothing shall be affixed to or projected beyond the outside of the Building by Tenant without the prior written consent of Landlord. If Tenant desires, and Landlord permits, blinds, shades, or other form of outside or inside window coverings, they shall be furnished and installed at the expense of Tenant and must be of such shape, color, material and make as are approved by Landlord.

   G. ADVERTISING AND SIGNS: Unless expressly permitted by Landlord, no sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the Building, except on the glass or panels of the doors of the Leased Premises, and then only of subject matter and in such color, size, style and material as shall conform to the specifications of Landlord. Landlord reserves the right to remove all other signs or lettering, without notice to Tenant, at the expense of Tenant..

   H. BICYCLES AND ANIMALS: Landlord permits bicycles on premises.

   I. MACHINERY: Unless Landlord gives prior written consent in each and every instance, Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air-conditioning apparatus in or about said Premises. All equipment of any electrical or mechanical nature shall be placed in settings which absorb and prevent vibration, noise, or annoyance, or the spillage or leakage of fluids, oils or grease on the floors of said Premises. Fork lift allowed on premises.

   J. LOCKS: Unless expressly permitted by landlord, no visible additional locks or similar devises shall be attached to any door or window. Upon termination of this Lease or of Tenant's possession, Tenant shall surrender all keys of said Premises and shall provide Landlord with the then-current combinations for any combination locks or safes, cabinets and vaults.

   K. NOISES AND OTHER NUISANCES: Tenant shall not make or permit any noise, odor, or vapor that is objectionable to Landlord or to other occupants of the Building to emanate from said Premises, and shall not create or maintain a nuisance therein, and shall not disturb, solicit or canvass any occupant of the Building, and shall not do any act tending to injure the reputation of the Building. Tenant shall not install or operate any phonograph, musical instrument, radio or television receiver or similar device in the Building without prior approval of Landlord. The use thereof, if permitted, shall be subject to control by Landlord to the end that others shall not be disturbed or annoyed.

   L. SAFES OR HEAVY ARTICLES: Tenant shall not overload any floor. Safes, furniture and all large articles shall be brought into said Premises or removed therefrom at the Tenant's sole risk and responsibility.

   M. HANDIWORK: Tenant will not use or allow the rented space, or surrounding parking and landscape area to be used for any type of auto repair work, painting of any kind, fiber glassing of any kind or woodworking of any kind.

   N. AWNINGS AND COVERINGS: No awnings, metal bars or metal frame work shall be placed by the Tenant on any windows, any interior location visible from the exterior of the Building, any exterior portions of the Building or grounds without prior written consent of the Landlord.

                            ARTICLE XI. MISCELLANEOUS

   A. GOVERNING LAW: This Lease shall be construed in accordance with and governed by the laws of the State of Florida..

   B. PLUMBING FACILITIES: The plumbing facilities in the Leased Premises shall not be used for any other purpose than that for which they are constructed, and no foreign substances of any kind shall be thrown therein; the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant.

   C. HAZARDOUS SUBSTANCES: Tenant shall not cause or permit any Hazardous Substances to be used, stored, generated or disposed of in, on or about the Land, Building or Premises by Tenant, its agents, employees, contractors or invitees, except for such Hazardous Substances as are normally utilized in an office, warehouse, light manufacturing/assembly and distribution center environment and are necessary to Tenant's business. Any such Hazardous Substances permitted on the Premises as herein above provided, and all containers therefore, shall be used, kept, stored and disposed of in a manner that complies with all federal, state and local laws or regulations applicable to any such Hazardous Substances. Tenant shall indemnify and hold Landlord harmless from any and all claims, damages, fines, judgments, penalties, costs, expenses or liabilities (including, without limitation, any and all sums paid for settlement of claims, attorneys' fees, consultant and expert fees) arising during or after the Lease term from or in connection with the use, storage, generation or disposal of Hazardous Substances in, on or about the Land, Building or Premises by Tenant, Tenant's agents, employees, contractors, invitees, subtenants, or assigns.

   D. WAIVER: The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The Subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing by Landlord.

   E. WAIVER OF JURY TRAIL; The parties hereby waive trial by jury in any action, proceedings or counter claim brought by either against the other on any matters whatsoever arising out of or any way connected with this lease and Tenants use or occupancy thereunder.

   F. ADDENDUM AND SCHEDULES: See Addendum and Schedules attached hereto and made a part hereof.
   IN WITNESS WHEREOF this Lease has been duly executed by the parties hereto, under seal, as of the day and year first above.

Signed, sealed and delivered in the presence of:

LANDLORD:

__________________________ L. S.                              BY: _________________________________

__________________________ L. S.                              BY: _________________________________

                                     TENANT:

__________________________ L. S.                              BY: _________________________________

__________________________ L. S.                              BY: _________________________________

                                                                       GUARANTOR(S):

__________________________ L. S.                              BY: ________________________________

__________________________ L. S.                              BY: ________________________________

                                    ADDENDUM

ADDENDUM TO LEASE BY AND BETWEEN PARK PLAZA , J.V. (LANDLORD), AND _______________________________________________, (TENANT) DATED JANUARY ______,
1998.

1. TENANT IS RESPONSIBLE FOR ALL COSTS OF ALL RENOVATIONS TO UNIT TO MEET ITS NEEDS. ANY ALTERATIONS OR RENOVATIONS MUST BE APPROVED BY LANDLORD PRIOR TO WORK COMMENCING.

2. UPON EXECUTION OF THIS LEASE AGREEMENT AND PAYMENT OF SECURITY DEPOSIT, FIRST MONTH, AND LAST MONTH RENT WHICH TOTALS $12,999.99, TENANTS WILL HAVE COMPLETE ALTERATIONS. RENT WILL COMMENCE FEBRUARY 1, 1998.

SIGNED:

WITNESS HEREOF:

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                                                  TENANT

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                                                 Park Plaza (J.V.)

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